                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2003


                               ASB FINANCIAL CORP.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                  0-25906             31-1429488
------------------------------- -------------- ---------------------------------
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
         incorporation)          File Number)




                 503 Chillicothe Street, Portsmouth, Ohio 45662
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (740) 354-3177
                                                           --------------


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                    FORM 8-K



Item 7.           Financial Statements and Exhibits.
------            ---------------------------------
                  (a) and (b).  Not applicable.

                  (c)      Exhibits.

                           See Index to Exhibits.

Item 12.          Results of Operations and Financial Condition.
-------           ---------------------------------------------

                  On July 28, 2003, ASB Financial Corp. issued a press release regarding its earnings for the quarter and year ended June 30, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ASB FINANCIAL CORP.



                                        By:  /s/ Robert M. Smith
                                           --------------------------------
                                             Robert M. Smith
                                             President

Date: August 5, 2003

                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                        Description
--------------                        -----------

     99              Press Release of ASB Financial Corp. dated July 28, 2003